FSS1 P-6
                         SUPPLEMENT DATED JULY 1, 2002
                              TO THE PROSPECTUS OF

                            FRANKLIN STRATEGIC SERIES
                        (Franklin California Growth Fund)
                             dated September 1, 2001

            Important Notice Regarding Change in Investment Policy

The prospectus is amended as follows:

It has been a policy of the Franklin California Growth Fund, under normal market conditions, to invest at least 80% of its net assets in equity securities of California companies. Effective September 1, 2002, Franklin California Growth Fund will change its name to "Franklin Flex Cap Growth Fund" and will eliminate the 80% investment policy. The paragraph below replaces the first paragraph of the "Main Investment Strategies" section and the callout box on page 14 of the current prospectus. These changes have been approved by the board of trustees.

[Begin callout]

The Fund normally invests a majority of its assets in California companies.

[End callout]

MAIN INVESTMENT STRATEGIES The Fund normally invests a majority of its net assets in equity securities of California companies. The Fund has the flexibility to invest in companies located, headquartered, or operating in other states and outside the United States.

               Please keep this supplement for future reference.